UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): August 7, 2007

                                  MOD-PAC CORP.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             NEW YORK                 0-50063                   16-0957153
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  (State or other jurisdiction of  (Commission File Number)  (IRS Employer
         incorporation)                                     Identification No.)


   1801 Elmwood Avenue Way, Buffalo, New York                    14207
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        (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code: (716) 873-0640
                                                          --------------
                                 Not Applicable
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     (Former name or former address, if changed since last report)

Check the
appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below)

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

     On August 7, 2007, MOD-PAC CORP. issued a press release relating to its financial results for the quarter ended June 30, 2007 that is furnished with this report as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number    Description
--------------    -----------

99.1              Press Release of MOD-PAC CORP. dated August 7, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 MOD-PAC CORP.


Date:   August 7, 2007           By:    /S/ DANIEL G. KEANE
                                        ----------------------------------------
                                        Daniel G. Keane
                                        President and Chief Executive Officer



                                  EXHIBIT INDEX
                                  -------------
Exhibit Number   Description
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99.1             Press Release of MOD-PAC CORP. dated August 7, 2007